UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2005

Bay View Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14879	94-3078031

(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, CA	94404

(Address of Principal Executive Offices)	(Zip Code)

(650) 312-7300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4	-	Matters Related to Accountants and Financial Statements

Item 4.02.		Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

                    (a)     On April 1, 2005, Bay View Capital Corporation (“BVCC”) filed a Form 8-K Report that included as an exhibit a press release of BVCC dated March 31, 2005. The March 31, 2005 press release, which is incorporated herein by reference to this Form 8-K/A, reported the following items:

•	The filing of BVCC’s 2004 Form 10-K Annual Report will be delayed beyond the March 31, 2005 extended due date;

•	BVCC’s recently engaged independent auditors have preliminarily advised BVCC that BVCC has three material weaknesses in its internal control over financial reporting that are described in detail in the March 31, 2005 press release;

•	BVCC intends to restate its previously reported consolidated financial statements for the first, second and third quarters of 2004 that were previously reported in its Quarterly Reports on Form 10-Q in addition to its consolidated financial statements for the fourth quarter of 2004 that were previously furnished in a Current Report on Form 8-K dated January 28, 2005 (collectively, the “2004 Quarterly Statements”). The 2004 Quarterly Statements will correct the manner in which BVCC accounted for interest rate cap contracts maintained in connection with a warehouse credit facility;

•	BVCC’s loss before taxes, net loss, basic loss per share, diluted loss per share and total assets as originally reported, the adjustment required in order to account for the interest rate cap contracts in accordance with U.S. generally accepted accounting principles and BVCC’s loss before taxes, net loss, basic loss per share, diluted loss per share and total assets as restated; and

•	Various corrective actions that BVCC’s Audit Committee determined should be undertaken at a meeting held on March 30, 2005.

                            (1)     BVCC’s Audit Committee held another meeting on April 4, 2005. At its April 4, 2005 meeting, the Audit Committee concluded that BVCC’s 2004 Quarterly Statements should no longer be relied upon because of an error in such financial statements, as addressed by Accounting Principles Board Opinion No. 20, relating to BVCC’s accounting for interest rate cap contracts.

                            (2)     The facts underlying the Audit Committee’s April 4, 2005 conclusion are summarized in this Form 8-K/A Report and set forth in greater detail in BVCC’s March 31, 2005 press release.

                            (3)     Authorized officers of BVCC and BVCC’s professional advisors discussed with BVCC’s independent registered public accounting firm the matters disclosed in this Form 8-K/A Report on April 4, 2005 and such officers reviewed those discussions with BVCC’s Audit Committee on April 4, 2005, which approved the filing of this Form 8-K/A Report.

                    (b)     Not applicable.

                    (c)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
Date: April 6, 2005	By:	/s/ John Okubo
John Okubo
Executive Vice President, Chief Financial Officer

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